                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., John F. Tallman and Stephen
R. Davis, and each of them, his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on Form S-3 (the "Registration Statement") relating to the shares of common stock, par value $.025 per share (the "Common Stock") of Neurogen Corporation (the "Company") issuable in an underwritten public offering, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement, which amendments may make such changes in the Registration Statement as such attorneys-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Company relating to the Common Stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto said attorneys-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this the 7th day of July, 1995.

                                               /s/ Robert H. Roth
                                          -------------------------------
                                          Name:

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., John F. Tallman and Stephen
R. Davis, and each of them, his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on Form S-3 (the "Registration Statement") relating to the shares of common stock, par value $.025 per share (the "Common Stock") of Neurogen Corporation (the "Company") issuable in an underwritten public offering, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement, which amendments may make such changes in the Registration Statement as such attorneys-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Company relating to the Common Stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto said attorneys-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this the 7th day of July, 1995.

                                               /s/ Robert N. Butler
                                          -------------------------------
                                          Name:

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., John F. Tallman and Stephen
R. Davis, and each of them, his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on Form S-3 (the "Registration Statement") relating to the shares of common stock, par value $.025 per share (the "Common Stock") of Neurogen Corporation (the "Company") issuable in an underwritten public offering, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement, which amendments may make such changes in the Registration Statement as such attorneys-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Company relating to the Common Stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto said attorneys-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this the 7th day of July, 1995.

                                               /s/ Frank C. Carlucci
                                          -------------------------------
                                          Name:

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., John F. Tallman and Stephen
R. Davis, and each of them, his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on Form S-3 (the "Registration Statement") relating to the shares of common stock, par value $.025 per share (the "Common Stock") of Neurogen Corporation (the "Company") issuable in an underwritten public offering, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement, which amendments may make such changes in the Registration Statement as such attorneys-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Company relating to the Common Stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto said attorneys-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this the 7th day of July, 1995.

                                               /s/ Barry M. Bloom
                                          -------------------------------
                                          Name:

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., John F. Tallman and Stephen
R. Davis, and each of them, his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on Form S-3 (the "Registration Statement") relating to the shares of common stock, par value $.025 per share (the "Common Stock") of Neurogen Corporation (the "Company") issuable in an underwritten public offering, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement, which amendments may make such changes in the Registration Statement as such attorneys-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Company relating to the Common Stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto said attorneys-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this the 7th day of July, 1995.

                                               /s/ Jeffrey J. Collinson
                                          -------------------------------
                                          Name:

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., John F. Tallman and Stephen
R. Davis, and each of them, his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on Form S-3 (the "Registration Statement") relating to the shares of common stock, par value $.025 per share (the "Common Stock") of Neurogen Corporation (the "Company") issuable in an underwritten public offering, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement, which amendments may make such changes in the Registration Statement as such attorneys-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Company relating to the Common Stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto said attorneys-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this the 7th day of July, 1995.

                                               /s/ Mark Novitch
                                          -------------------------------
                                          Name:

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., John F. Tallman and Stephen
R. Davis, and each of them, his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on Form S-3 (the "Registration Statement") relating to the shares of common stock, par value $.025 per share (the "Common Stock") of Neurogen Corporation (the "Company") issuable in an underwritten public offering, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement, which amendments may make such changes in the Registration Statement as such attorneys-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Company relating to the Common Stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto said attorneys-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this the 7th day of July, 1995.

                                               /s/ John F. Tallman
                                          -------------------------------
                                          Name: